UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 21, 2015

The Williams Companies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	918-573-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) At the annual meeting of stockholders, on May 21, 2015, ("Annual Meeting"), the stockholders of The Williams Companies, Inc. (the "Company") voted on the matters set forth below.

(b)1. The nominees for election to the Company's Board of Directors were elected, each for a one year term expiring in 2016, based upon the following votes:

Alan S. Armstrong
For: 587,948,119
Against: 2,001,880
Abstain: 6,047,887
Broker Non-Votes: 82,096,857

Joseph R. Cleveland
For: 582,511,602
Against: 7,184,630
Abstain: 6,301,654
Broker Non-Votes: 82,096,857

Kathleen B. Cooper
For: 588,622,416
Against: 1,294,482
Abstain: 6,080,988
Broker Non-Votes: 82,096,857

John A. Hagg
For: 588,338,386
Against: 1,390,820
Abstain: 6,268,680
Broker Non-Votes: 82,096,857

Juanita H. Hinshaw
For: 580,142,655
Against: 9,769,934
Abstain: 6,085,297
Broker Non-Votes: 82,096,857

Ralph Izzo
For: 584,987,804
Against: 4,734,215
Abstain: 6,275,867
Broker Non-Votes: 82,096,857

Frank T. MacInnis
For: 523,723,721
Against: 66,207,685
Abstain: 6,066,480
Broker Non-Votes: 82,096,857

Eric W. Mandelblatt
For: 587,595,058
Against: 7,517,905
Abstain: 884,923
Broker Non-Votes: 82,096,857

Keith A. Meister
For: 593,098,459
Against: 2,025,214
Abstain: 874,213
Broker Non-Votes: 82,096,857

Steven W. Nance
For: 593,722,096
Against: 1,518,969
Abstain: 756,821
Broker Non-Votes: 82,096,857

Murray D. Smith
For: 592,228,553
Against: 2,818,967
Abstain: 950,366
Broker Non-Votes: 82,096,857

Janice D. Stoney
For: 584,662,703
Against: 10,626,682
Abstain: 708,501
Broker Non-Votes: 82,096,857

Laura A. Sugg
For: 593,844,631
Against: 1,443,360
Abstain: 709,895
Broker Non-Votes: 82,096,857

2. The proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditors for 2015 was approved based on the following votes:
For: 672,873,595
Against: 4,261,747
Abstain: 959,401
Broker Non-Votes: 0

3. The proposal relating to the advisory vote on executive compensation was approved based on the following votes:
For: 582,769,247
Against: 11,641,335
Abstain: 1,587,304
Broker Non-Votes: 82,096,857

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Williams Companies, Inc.

May 28, 2015	By:	/s/ William H. Gault

Name: William H. Gault
Title: Assistant Corporate Secretary